UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): January 1, 2004



                           SIERRA-ROCKIES CORPORATION
             (Exact name of Registrant as specified in its charter)



California                          0-19644                   33-0300193
(State or other             (Commission File Number)       (I.R.S. Employer
jurisdiction of                                           Identification No.)
incorporation)



1229 Third Avenue, Chula Vista, CA                             91911
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (619) 427-3077


              23548 Calabasas Road - Suite 205, Calabasas, CA 91302 (Former name or former address, if changed since last report)


              Total sequentially numbered pages in this document: 5
                                       ---

                        Exhibit Index appears on page 5.


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On January 1, 2004 Sierra-Rockies Corporation ("SRC") completed its acquisition of the assets and North American business of Let's Talk Health, Inc., a California corporation ("LTH"). SRC filed a voluntary petition for bankruptcy under Chapter 11 on January 2, 2003, and the acquisition of the assets of LTH was part of SRC's Court approved Plan of Reorganization. Immediately after completing the acquisition, the directors of SRC voted to change the name of the corporation to Alpha Nutraceuticals, Inc. ("ANI"). The Amendment to the Articles of Incorporation affecting this name change was filed with the State of California on January 8, 2004. Pursuant to the terms of the Plan of Reorganization ("Plan") and the Asset Purchase Agreement ("Agreement"):

     1. The non-controlling shareholders of SRC who held shares prior to the reorganization will receive one new unit for every 100 old shares that they previously held. Each unit consists of one common share, one "A" warrant to purchase one common share at an exercise price $2.50, and one "B" warrant to purchase one common share at an exercise price of $10.00. The "A" warrant will expire if unexercised on December 31, 2004, and the "B" warrant will expire if unexercised on December 31, 2005. The total number of units issued to these former shareholders is 117,029 units.

     2. On January 1, 2004 SRC issued 3,000,000 shares of common stock to the shareholders of LTH in exchange for the assets and North American business of LTH.

     3. In addition, SRC issued a total of 1,000,000 units (defined above) to a group consisting of former creditors (570,000 units), former management (80,000 units), its bankruptcy attorney (50,000 units), and administrative lenders (300,000 units). An additional 56,802 "A" warrants and 56,802 "B" warrants were issued to former control persons.

     4. As a result of these share issuances, the reorganized registrant now has a total of 4,117,029 shares of common stock issued and outstanding. It also has a total of 1,173,831 "A" warrants and 1,173,831 "B" warrants outstanding.

     5. The issuance of stock pursuant to the Fifth Amended Plan of Reorganization, as filed with the U.S. Bankruptcy Court, was ordered by the Court to be exempt from all applicable Federal, State and local securities laws pursuant to 11 U.S.C. ss. 1145(a).

     6. The address of the principal executive office of the registrant has changed to 1229 Third Avenue, Chula Vista, California 91911 and its telephone number has changed to (619) 427-3077.

     The description contained in this Item 2 of the transactions contemplated by the Plan of Reorganization is qualified in its entirety by reference to the full text of the Plan, which is included as Exhibit 2.1 hereto.


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     The description contained in this Item 2 of the transactions affected under the Acquisition Agreement is qualified in its entirety by reference to the full text of the Agreement, which is included as Exhibit 2.2 hereto.

     A copy of the joint press release issued by Sierra-Rockies Corporation and Let's Talk Health, Inc. is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

The Registrant (SRC) filed a voluntary petition for bankruptcy under Chapter 11 on January 2, 2003, in the U.S. Bankruptcy Court for the Southern District of California. On November 19 the Court approved SRC's proposed Plan of Reorganization and on December 1, 2003 that Plan became effective. The acquisition of the assets and business of LTH reported above under Item 2 was part of SRC's Court approved Plan of Reorganization. Other information concerning the Plan required under this Item 3, section (b) is as follows:

(1) Identity of the Court: The U.S. Bankruptcy Court for the Southern District of California, Judge James W. Meyers presiding.

(2)  Date of Order:
     November 19, 2003.

(3)  Summary of the Plan:

     (a) SRC was ordered to issue a maximum of 1,117,029 Units to various parties, each unit consisting of one common share, one "A" warrant to purchase one common share at an exercise price $2.50, and one "B" warrant to purchase one common share at an exercise price of $10.00. The "A" warrant will expire if unexercised on December 31, 2004, and the "B" warrant will expire if unexercised on December 31, 2005. All Units and warrants were issued under the exemption from the registration requirements of the Securities Act provided by section 1145(a)(1) and 1145(a)(2) of the Bankruptcy Code.

     (b) The Units were ordered to be issued to creditors (570,000 Units), old shareholders who each held less than 10% of the outstanding shares (117,029), former management (80,000 units), SRC's bankruptcy attorney (50,000 units), and administrative lenders (300,000 units).

     (c) An additional 56,802 "A" warrants and 56,802 "B" warrants were ordered to be issued to former control persons who each held more than 10% of the outstanding shares.


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

     (d) SRC was ordered to issue 3,000,000 common shares to the owners of Let's Talk Health in exchange for the assets and business of that company.

(4) Number of Shares or Other Units Issued: A total of 4,117,029 common shares in the Registrant were ordered issued under the plan, and this is the total number of shares now issued and outstanding. In addition, the Registrant issued 1,173,831 "A" warrants and 1,173,831 "B" warrants. Each warrant allows the holder to acquire one share of common stock.

(5) Assets and Liabilities of the Registrant when Plan was Confirmed: At the time the Plan was confirmed the Registrant had assets of approximately $66 and liabilities of approximately $5,735,725.


ITEM 5. OTHER EVENTS.

     As noted above, the Registrant changed its name by filing an amendment to its Articles of Incorporation with the State of California on January 8, 2004. The new name of the Registrant is: Alpha Nutraceuticals, Inc.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     The audited and interim unaudited financial statements of Let's Talk Health, Inc. required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

(b)  Pro forma financial information.

     The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

(c)  Exhibits.

     2.1  Fifth Amended Plan of Reorganization, dated as of November 6, 2003.

     2.2 Asset Purchase Agreement by and between Sierra-Rockies Corporation, a California corporation, and the shareholders of Let's Talk Health, Inc., a California corporation.

     2.3 Amendment to Articles of Incorporation of Sierra-Rockies Corporation changing its name to Alpha Nutraceuticals, Inc.

     99.1 Joint Press Release dated January 13, 2004 by Sierra-Rockies Corporation and Let's Talk Health, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA NUTRACEUTICALS, INC.
(formerly SIERRA-ROCKIES CORPORATION)

Date:  January 13, 2004                            /s/ Louis J. Paulsen
                                             ------------------------------
                                             Name:     Louis J. Paulsen
                                             Title:    President


===========================================================




                                  EXHIBIT INDEX


2.1  Fifth Amended Plan of Reorganization, dated as of November 6, 2003.

2.2 Asset Purchase Agreement by and between Sierra-Rockies Corporation, a California corporation, and the shareholders of Let's Talk Health, Inc., a California corporation.

2.3 Amendment to Articles of Incorporation of Sierra-Rockies Corporation changing its name to Alpha Nutraceuticals, Inc.

99.1 Joint Press Release dated January 13, 2004 by Sierra-Rockies Corporation and Let's Talk Health, Inc.


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